                                                             EXHIBIT 99.906 CERT

    CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
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     In connection  with the  shareholder  report of American  Century  Variable
Portfolios, Inc. (the "Registrant") on Form N-CSR for the period ending December
31, 2006 (the "Report"), we, the undersigned,  certify,  pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1)   The Report fully complies with the requirements of Section 15(d)
               of the Securities Exchange Act of 1934; and

         (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of
               operations of the Registrant.

Dated:  February 16, 2007

                                           /s/ William M. Lyons
                                           -------------------------------------
                                           William M. Lyons
                                           President
                                           (chief executive officer)

                                           /s/ Robert J. Leach
                                           -------------------------------------
                                           Robert J. Leach
                                           Vice President, Treasurer, and
                                           Chief Financial Officer
                                           (chief financial officer)